UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA		98164
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000

Registrant’s facsimile number, including area code: (206) 701-2500

None

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 5, 2012, Cray Inc. announced selected preliminary 2011 financial results. The 2011 results presented in the press release are based on preliminary financial data and are subject to change until the year-end financial reporting process is complete. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Cray Inc., dated January 5, 2012.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2012

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Vice President Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cray Inc., dated January 5, 2012.